                                                                   EXHIBIT 10.16

                         VALUE ADDED RESELLER AGREEMENT

                         ------------------------------

                             FOR VISIGENIC PRODUCTS

                             ----------------------

                           WITH MANUFACTURING RIGHTS

                           -------------------------


     This Value Added Reseller Agreement ("Agreement") is entered into as of the EFFECTIVE DATE (identified below), between VISIGENIC SOFTWARE, INC., ("VISIGENIC"), and BUSINESS OBJECTS S.A. ("VAR"). VAR desires to license VISIGENIC's PRODUCTS from VISIGENIC under the terms of this Agreement, for the purpose of packaging the VISIGENIC DISTRIBUTION PRODUCTS in combination with certain of VAR's software products as an application bundle and to sublicense that application bundle to end users for their internal use. Therefore, the parties agreed as follows:



1.   DEFINITIONS
     -----------

     (A)  "VISIGENIC PRODUCTS" means the English language version of VISIGENIC's
proprietary software products known as the VISIGENIC   DISTRIBUTION PRODUCTS,
the VISIGENIC DEVELOPMENT PRODUCTS and any other software provided to VAR by VISIGENIC under this Agreement.

     (B) "VISIGENIC DISTRIBUTION PRODUCT(S)" means the deployment copies of the object code of the English language version of VISIGENIC's proprietary software products or software products in which VISIGENIC has all necessary rights, power and authority to enter into this Agreement, as selected hereunder and as is more fully set forth in Exhibit A.

     (C) "VISIGENIC DEVELOPMENT PRODUCTS" means the development copies of the object code of the English language version of VISIGENIC's proprietary software products or software products in which VISIGENIC has all necessary rights, power and authority to enter into this Agreement, as selected hereunder and as is more fully set forth in Exhibit A.

     (D)  "VAR PRODUCTS" means VAR's software product(s) specified in Exhibit
A.

     (E) "APPLICATION BUNDLE" means the VISIGENIC DISTRIBUTION PRODUCT(S) packaged in combination with one or more VAR PRODUCTS.

     (F) DISTRIBUTOR" means a third party appointed by VAR to distribute APPLICATION BUNDLEs directly to RESELLERs, VARs, SYSTEMS INTEGRATORs or END USERs, subject to the terms and conditions imposed by this Agreement.

     (G) "RESELLER" means a third party appointed by VAR or a DISTRIBUTOR to distribute APPLICATION BUNDLEs directly to END USERs, subject to the terms and conditions imposed by this Agreement.

     (H) "END USER" means a third party sublicensed by VAR, a DISTRIBUTOR, or a RESELLER to use an APPLICATION BUNDLE for the END USER's customary internal business purposes, and not for redistribution.

     (I)  "TERRITORY" will be worldwide.


2.   LICENSE GRANTS AND LIMITATIONS
     ------------------------------

     (A) GRANT.  Subject to the terms and conditions of this Agreement VISIGENIC
         -----
grants to VAR and its majority owned subsidiaries, a nonexclusive, non-transferable, non-assignable (except as provided under Section 10d), license fee bearing, as set forth in this Agreement, limited (except for the unlimited VISIGENIC DISTRIBUTION PRODUCTS provided in this Agreement) license throughout the TERRITORY (i) to copy and use the VISIGENIC PRODUCTS in VAR's internal development, support and testing process; (ii) to copy the VISIGENIC DISTRIBUTION PRODUCT(S) and package it in combination with one or more VAR PRODUCTS as an APPLICATION BUNDLE, (iii) to market and distribute the VISIGENIC DISTRIBUTION PRODUCT(S) as contained in such APPLICATION BUNDLE to END USERs, and (iv) to copy and use internally an unlimited number of copies of the VISIGENIC DISTRIBUTION PRODUCT(S) as contained in the APPLICATION BUNDLE(S)

     (B) APPOINTMENT OF DISTRIBUTORS AND RESELLERS.  VISIGENIC grants to VAR the
         -----------------------------------------
right to appoint DISTRIBUTORs and RESELLERs to market and distribute APPLICATION BUNDLEs to END USERs. DISTRIBUTORs will have the additional right to appoint RESELLERs. Each DISTRIBUTOR or RESELLER appointed by VAR, and each RESELLER appointed by a DISTRIBUTOR, must enter into a written license agreement with VAR or the appointing DISTRIBUTOR that provides substantially similar protection of VISIGENIC's title, rights and defenses as this Agreement. VAR will use its reasonable efforts, but in no case less than VAR's efforts to enforce its own agreements, to ensure that DISTRIBUTORs, RESELLERs and END USERs comply with the terms of their respective agreements, and will notify VISIGENIC of any violation.

     (C) LIMITATIONS.  All rights not expressly granted herein are reserved by
         -----------
VISIGENIC and/or its suppliers. Without limiting the generality of the preceding sentence, VAR receives no rights and agrees: (i) not to modify, port, translate, localize, or create derivative works (in the case of derivative works, exclusive of the APPLICATION BUNDLES as herein defined) of the VISIGENIC PRODUCTS, (ii) not to decompile, disassemble or otherwise reverse engineer, except as permitted under applicable EEOC law, the VISIGENIC PRODUCTS, (iii) not to distribute an APPLICATION BUNDLE except under a valid sublicense agreement that contains substantially the same terms set forth in this Agreement, but in no event less than the same terms as VAR distributes VAR's Products, and (iv) not to copy, market or distribute the VISIGENIC PRODUCTS except as part of an APPLICATION BUNDLE, (v) not to copy or sublicense the VISIGENIC PRODUCTS on a stand-alone basis or for use with any software other than the VAR PRODUCTS.
Each DISTRIBUTOR and RESELLER must agree to substantially similar terms and conditions as are contained in this Agreement for the copying, marketing and distribution of the APPLICATION BUNDLE.


3.   PAYMENT AND OTHER OBLIGATIONS
     -----------------------------

     (A) LICENSE FEE(S).  VAR agrees to pay to VISIGENIC LICENSE FEES as set
         --------------
forth in Exhibit A. All LICENSE FEE(s) are non-refundable and non-cancelable except as specifically set forth in Exhibit A, regardless of the number of copies of the VISIGENIC PRODUCTS, if any, that are used or distributed by VAR or its DISTRIBUTORs.

     (B) VISIGENIC ANNUAL MAINTENANCE AND SUPPORT FEE.  VAR will pay a VISIGENIC
         --------------------------------------------
ANNUAL MAINTENANCE AND SUPPORT FEE, as set forth in Exhibit A, on the EFFECTIVE DATE, or within 30 days of the date of the VISIGENIC invoice, whichever is later and on each anniversary of the EFFECTIVE DATE, or within 30 days of the date of the VISIGENIC invoice, whichever is later

     (C)  MONTHLY REPORTS.  [*]
          ----------------

     (D)  ROYALTY.  [*]
          -------

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (E)  VOLUME SUPPORT FEE.  [*]
          ------------------

     (F)  TAXES.  VAR will pay or reimburse all federal, state and local taxes
          -----
(exclusive of taxes on VISIGENIC's net income), duties and assessments arising on or measured by amounts payable to VISIGENIC under this Agreement, or furnish VISIGENIC with evidence acceptable to the taxing authority to sustain an exemption therefrom.

     (G)  RECORDS; AUDITS.  VAR agrees to keep all usual and proper records and
          ---------------
books of account and all usual and proper entries relating to each transaction involving any APPLICATION BUNDLE. Upon showing reasonable cause, VISIGENIC may cause an audit and/or inspection to be made of the applicable VAR records and facilities in order to verify statements issued by VAR and VAR's compliance with the terms of this Agreement. Any such audit will be conducted by an independent certified public accountant selected by VISIGENIC (other than on a contingent fee basis). Any audit and/or inspection will be conducted during regular business hours at VAR's facilities, with five (5) days notice no more often than once per year VAR agrees to provide VISIGENIC's designated audit or inspection team access to the relevant VAR records and facilities. Any such audit will be paid for by VISIGENIC. VAR will impose a similar audit requirement upon each DISTRIBUTOR or RESELLER, and upon the reasonable request by VISIGENIC, VAR will cause an audit to be conducted by VAR, at VISIGENIC's reasonable expense, in order to verify statements issued by such DISTRIBUTOR or RESELLER and DISTRIBUTOR'S and RESELLER's compliance with the terms of their agreement with VAR as it effects VISIGENIC PRODUCTS licensed to VAR hereunder. In the event that a VISIGENIC supplier's rights are affected, VISIGENIC may disclose the results of any audit conducted under this section to its suppliers solely as it relates to those suppliers

     (H) MARKETING EFFORTS. All fees charged by VAR for the APPLICATION BUNDLE
         -----------------
will be at its sole discretion. VAR grants to VISIGENIC the right to use VAR's logo(s) and include VAR information on the VISIGENIC partner web site and in the VISIGENIC partner program marketing materials and collateral, subject to VAR's prior written approval which shall not be unreasonably withheld. In addition the parties agree that the parties may mutually agree to issue a joint press release upon execution of this Agreement.

     (I) SUPPORT OBLIGATIONS.  VAR will be responsible for providing adequate
         -------------------
support and maintenance of the APPLICATION BUNDLE to its DISTRIBUTORs and RESELLERs, and VAR and its DISTRIBUTORs and RESELLERs will be responsible for providing adequate support and maintenance of the APPLICATION BUNDLEs to END USERs. VISIGENIC will provide VAR with Premium Support, as described in Exhibit C, in consideration of VAR's maintenance payments under Section 3(b). VISIGENIC will not be required to provide support or maintenance directly to VAR's DISTRIBUTORs, RESELLERs or END USERs, unless they contract for such support directly to VISIGENIC.

     (J) [*]

4.   PROPRIETARY RIGHTS
     ------------------
Except as expressly provided for in Section 2 of this Agreement, VISIGENIC and/or its suppliers retain any and all right, title and interest in and to the VISIGENIC PRODUCTS. This Agreement grants no additional express or implied license, right or interest in any copyright, patent, trade secret, trademark, invention or other intellectual property right of VISIGENIC. VAR receives no rights to and will not sell, assign, lease, market, transfer, encumber or suffer to exist any lien or security interest on any VISIGENIC PRODUCT, nor will VAR take any action that would cause any VISIGENIC PRODUCT to be placed in the public domain. VAR will not remove, or allow to be removed, any VISIGENIC copyright, trade secret or other proprietary tights notice from any VISIGENIC PRODUCT. VAR will not make any warranties with respect to any VISIGENIC PRODUCT beyond those made to VAR by VISIGENIC under this Agreement. Any patents already issued to VISIGENIC or patents issued to VISIGENIC in the future will not limit any rights granted to VAR hereunder.

5.   CONFIDENTIAL INFORMATION
     ------------------------

     (A) DEFINITION.  Confidential information will include all confidential and
          ----------

proprietary information of either party or any third party disclosed by one party to the other, which in the case of written information is marked "confidential" or "proprietary", and which in the case or information disclosed orally, is identified at the time of the disclosure as confidential or proprietary ("CONFIDENTIAL INFORMATION"). All oral disclosures of CONFIDENTIAL INFORMATION will be summarized and confirmed as confidential or proprietary by the disclosing party in writing within ten (10) business days of the disclosure. VAR is hereby notified that the VISIGENIC PRODUCTS source code supplied under this Agreement, if any, is CONFIDENTIAL INFORMATION.

     (B) GENERAL NONDISCLOSURE OBLIGATIONS.  Each party must hold the other
          ---------------------------------
party's CONFIDENTIAL INFORMATION in confidence, and use the same degree of care (but not less than reasonable care) to safeguard such CONFIDENTIAL INFORMATION as the party uses to protect its own CONFIDENTIAL INFORMATION. Each party agrees that it has obtained or will obtain a written agreement with each employee or contractor having access to any such CONFIDENTIAL INFORMATION, under which the employee or contractor acknowledges the importance of protecting the CONFIDENTIAL INFORMATION to which such individual may have access and agrees to protect and not disclose the CONFIDENTIAL INFORMATION. CONFIDENTIAL INFORMATION may only be used for exercising rights and fulfilling obligations under this Agreement.

     (C) EXCEPTIONS TO NONDISCLOSURE OBLIGATIONS. The obligations of this
         ---------------------------------------
Section 5 do not apply to information which was in the recipient's rightful possession without an obligation of confidentiality before receipt from the disclosing party, or is or becomes a matter of public knowledge through no fault of the recipient, or is rightfully received by the recipient from a third party without a duty of confidentiality, or is independently developed by the recipient without reliance on the CONFIDENTIAL INFORMATION, or is disclosed under operation of law, or is disclosed by the disclosing party to third parties habitually without restriction on subsequent disclosure. Either party may disclose the name of the other party and the existence of this Agreement, but not its terms, without the consent of


6.   INDEMNIFICATION
     --------------

(A)  VISIGENIC'S OBLIGATIONS.  VISIGENIC will defend, indemnify and hold
     ---------------------
harmless VAR against any third party claim, lawsuits, or damages, including attorney's fees, that the use of the VISIGENIC PRODUCTS under the terms of this Agreement infringes any copyright, patent, trademark or other similar intellectual property right of any third party in any country that VAR distributes the APPLICATION BUNDLE. VISIGENIC will have no obligation hereunder for any claim of infringement based on (i) the use of a superseded or altered release of the VISIGENIC PRODUCTS if such infringement would have been avoided by the use of a current, unaltered release of the VISIGENIC PRODUCTS, so long as the current release is substantially compatible with the immediately preceding released version of the VISIGENIC PRODUCTS, (ii) the combination or use of the VISIGENIC PRODUCTS with software, hardware or other materials not furnished by VISIGENIC if such infringement would have been avoided by the use of VISIGENIC PRODUCTS alone, or (iii) the use of the VISIGENIC PRODUCTS other than as permitted under this Agreement. In the event that the VISIGENIC PRODUCTS are held or are believed by VISIGENIC to infringe VISIGENIC shall have the option, at its expense, to: (i) modify the VISIGENIC PRODUCTS to be noninfringing; (ii) obtain for VAR a license to continue using the VISIGENIC PRODUCTS, or (iii) terminate this

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement as to the infringing VISIGENIC PRODUCTS and refund to VAR the fees paid under this Agreement for such infringing VISIGENIC PRODUCTS. The foregoing states VISIGENIC's entire liability and VAR's exclusive remedies for infringement of intellectual property rights of any kind.

     (B) VAR'S OBLIGATIONS.  VAR agrees to indemnify and defend VISIGENIC from
          -----------------
any and all third party claims, lawsuits or damages, including attorney's fees, that VISIGENIC may suffer as a result of the failure of VAR to abide by the material terms of this Agreement.

     (C) CONDITIONS OF INDEMNITY.  The foregoing indemnities are conditioned on
          -----------------------
prompt written notice of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by the indemnifying party, and cooperation of the other party in such defense. The non-indemnifying party may choose to be represented by legal counsel during any such action, at their expense, which in no event shall dilute the rights and obligations of the preceding sentence.

7.   WARRANTY
     --------

     (A) IN GENERAL. For 90 days from the date of shipment, Visigenic warrants
          ----------
that the media on which any VISIGENIC PRODUCT is contained will be free from defects in materials and workmanship and that the VISIGENIC PRODUCT as received from Visigenic will substantially conform to its most-current end user documentation, To obtain warranty service during the 90 day period, VAR may return the VISIGENIC PRODUCT to VISIGENIC,

--------------------------------------------------------------------------------
postage prepaid, with a description of the problem. The defective media on which the
--------------------------------------------------------------------------------
VISIGENIC PRODUCT is contained will be replaced at no additional charge to VAR.
------------------------------------------------------------------------------

     (B) NO OTHER WARRANTIES.  EXCEPT AS SET FORTH IN 7(a) ABOVE, THE VISIGENIC
          -------------------

PRODUCTS AND THE ACCOMPANYING WRITTEN MATERIALS ARE PROVIDED "AS IS" WITHOUT EXPRESS OR IMPLIED WARRANTY OF ANY KIND. VISIGENIC FURTHER DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. VISIGENIC DOES NOT WARRANT THAT THE VISIGENIC PRODUCTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION. THE ENTIRE RISK ARISING OUT OF THE USE OR PERFORMANCE OF THE VISIGENIC PRODUCTS AND ACCOMPANYING WRITTEN MATERIALS REMAINS WITH VAR AND ITS LICENSEES.

     The VISIGENIC PRODUCTS are not designed for use in hazardous environments requiring fail-safe controls, including without limitation operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, and life support or weapons systems. Without limiting the generality of the foregoing, VISIGENIC specifically disclaims any express or implied warranty of fitness for such purposes.

     VISIGENIC shall use reasonable efforts to test the VISIGENIC PRODUCTS for any virus(s) or time bomb(s), and will not knowingly deliver any VISIGENIC PRODUCT to VAR that contains any such virus(s) or time bomb(s)

     (C) RIGHTS, POWER AND AUTHORITY.  Each party warrants to the other party
         ---------------------------
that it has all necessary rights, power and authority to enter into this Agreement and to grant the rights granted by such party under this Agreement

8.   LIMITATION OF LIABILITY
     -----------------------

EXCEPT FOR VAR'S WILLFUL VIOLATION OF VISIGENIC'S INTELLECTUAL PROPERTY RIGHTS IN AND TO VISIGENIC PRODUCTS, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF THIS AGREEMENT,, BASED UPON PRINCIPLES OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, BREACH OF ANY STATUTORY DUTY, PRINCIPLES OF INDEMNITY OR CONTRIBUTION, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.   TERM AND TERMINATION
     --------------------

     (A) TERM.  The term of this Agreement will begin on the EFFECTIVE DATE and
         ----
will end five (5) years following such EFFECTIVE DATE, unless terminated earlier in accordance with the provisions hereof. [*] It may thereafter be renewed for successive terms under terms to be negotiated, subject to mutual written agreement by the parties.

     (B) TERMINATION FOR BREACH. Either party may terminate this Agreement by
         ----------------------
written notice to the other party if the other party fails to perform or observe any of its obligations under this Agreement and such failure is not cured within thirty (30) days after written notice thereof from the terminating party.

     (C) BANKRUPTCY.  Either party may terminate this Agreement immediately by
         ----------
written notice to the other party if there occurs any assignment of the other party's assets for the benefit of creditors, any dissolution of the other party, any voluntary act of bankruptcy by the other party, or any involuntary filing under any bankruptcy law against the other party which is not dismissed within thirty (30) days of filing.

     (D) EFFECT.  Upon expiration or termination of this Agreement for any
         ------
reason:

     (i) All licenses and other rights granted to VAR under this Agreement will become null and void, except: (a) for the END USER licenses for any APPLICATION BUNDLE previously distributed by VAR, or (b) for the limited license to VAR to use the VISIGENIC PRODUCTS for the sole purpose of fulfilling any pre-existing contractual obligations for maintenance and support services of the APPLICATION BUNDLE to its END USERs.

     (ii) VAR and its DISTRIBUTORs and RESELLERs will surrender all copies of the VISIGENIC PRODUCTS in their possession or control, or, at VISIGENIC's option, they will destroy and provide VISIGENIC with a certificate signed by an executive officer attesting to the destruction of all copies of the VISIGENIC PRODUCTS remaining in their possession or control.

     (iii) Upon termination of this Agreement, all outstanding obligations or commitments of either party to pay amounts to the other party through the termination date of this Agreement, if any, will become immediately due and payable.

     (iv) Upon termination of this Agreement, neither party will have any right to receive any compensation, reimbursement or other amounts from the other party solely as a result of such termination, and neither party will have any right whatsoever in or to the other party's software or any copyrighted materials, patents, trade secrets, or other proprietary rights relating to the other party's software, other than as Provided for in this Section 9.

     (v) Upon termination of this Agreement, either party can pursue it remedies under this Agreement, whether at law or in equity, including without limitation suing for damages and injunctive relief, and all other remedies available under copyright, patent, trademark, trade secret, and other applicable laws and administrative regulations.

     (vi) Notwithstanding the foregoing, in the event of expiration or termination except in the case of an uncured material breach by VAR of Section 3 (PAYMENT AND OTHER OBLIGATIONS), Section 4 (PROPRIETARY RIGHTS), or Section 5 (CONFIDENTIAL INFORMATION), VISIGENIC agrees to permit VAR a period of three (3) months ("REMOVAL PERIOD") from the date of termination to re-engineer its products to remove the VISIGENIC DISTRIBUTION PRODUCT(S) from

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such products.  Until the earlier of (i) the expiration of the REMOVAL PERIOD or
(ii) the date VAR has removed the VISIGENIC DISTRIBUTION PRODUCT(S) from its products, all licenses granted under this Agreement will remain in effect, subject to payment under Section 3.



10.  GENERAL

     (A) GOVERNING LAW, COMPLETE AGREEMENT; MODIFICATIONS.  This Agreement is
          ------------------------------------------------
governed by the laws of the State of California and VAR further consents to jurisdiction by the state and federal courts sitting in the State of California. This Agreement and the accompanying exhibits and attachment(s) is the complete agreement between VISIGENIC and VAR regarding the VISIGENIC PRODUCTS and supersedes any prior agreements between VISIGENIC and VAR relating to the subject matter hereof. This Agreement will not be modified except by a properly executed written agreement. Any terms and conditions of any purchase order or other instrument issued by VAR in connection with this Agreement which are in addition to, inconsistent with or different from the terms and conditions of this Agreement will be of no force or effect.

     (B) ATTORNEYS' FEES.  If either VISIGENIC or VAR employs attorneys to
         --------------
enforce any rights arising out of or relating to this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees.

     (C) SURVIVAL.  All provisions, except for Section 2, will survive
         -------
termination of this Agreement for any reason.

     (D) ASSIGNMENT AND BINDING EFFECT.  This Agreement, and any rights or
         -----------------------------
obligations hereunder will not be assignable by contract or by operation of law without the prior written consent, not to be unreasonably withheld, of the non-assigning party, except that VAR may assign this Agreement to the buying party, if VAR sells, at a minimum, 50% of its assets attributable to the VAR PRODUCT technology. However, either party may assign this Agreement upon thirty (30) days' prior written notice in connection with a merger, consolidation, reorganization or sale of substantially all of the assigning party's assets. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assignees.

     (E) NOTICES. Any notice required to be sent to a party under this Agreement
         -------
will be in writing, effective on receipt by that party, and will be sent by fax, first-class mail or personal delivery to the Address for Notice given for that party below. Either party may change its notice address by giving written notice to the other party at the other party's notice address.

     (F) WAIVER AND SEVERABILITY.  The waiver of one breach or default under
          -----------------------
this Agreement will not constitute the waiver of any subsequent breach or default. Any provision of this Agreement held to be illegal or unenforceable will be deemed amended to conform to applicable laws or regulations, or if it cannot be so amended without materially altering the intention of the parties, it will be stricken and the remainder of this Agreement will continue in full force and effect.

     (G) INDEPENDENT CONTRACTORS.  The parties will at all times be independent
         -----------------------
contractors and will so represent themselves to all third parties. Neither party has granted to the other the right to bind it in any manner whatsoever and nothing herein will be deemed to constitute either party the agent or legal representative of the other nor to constitute the parties as joint venturers.

     (H) EXCUSABLE DELAYS.  Neither party will be responsible for failure of
         ----------------
performance due to causes beyond its control. Such causes include (without limitation) accidents, acts of God, labor disputes, actions of any government agency and shortage of materials.

     (I) EXPORT.  VAR may not export or re-export the VISIGENIC PRODUCTS in
         ------
violation of the then current United States export laws. VISIGENIC shall provide VAR with reasonable assistance in classifying and otherwise describing the VISIGENIC PRODUCT for purposes of meeting such U.S. Government requirements and obtaining such U.S. Government approvals.

     (J) GOVERNMENT USE.  The VISIGENIC PRODUCTS provided under this Agreement
         --------------
are commercial computer software developed exclusively at private expense, and in all respects are proprietary data belonging to VISIGENIC or its suppliers.
(a) Department of Defense End Users. (i) if the VISIGENIC PRODUCTS are acquired by or on behalf of agencies or units of the Department of Defense
(DoD), then, pursuant to DoD FAR Supplement Section 227.7202 and its successors (48 C.F.R. 227.7202) the Government's right to use, reproduce or disclose the VISIGENIC PRODUCTS acquired under this Agreement is subject to the restrictions of this Agreement. (b) Civilian Agency End Users. (i) If the VISIGENIC PRODUCTS are acquired by or on behalf of civilian agencies of the U.S Government, then, pursuant to FAR Section 12.212 and its successors (48 C.F.R. 12.212), the Government's right to use, reproduce or disclose the VISIGENIC PRODUCTS acquired under this Agreement is subject to the restrictions of this Agreement.

     (K) ESCROW.  Upon request, VAR may become a beneficiary of VISIGENIC's
         ------
existing source code escrow by entering into an agreement with VISIGENIC and the independent escrow agent under which the relevant VISIGENIC PRODUCT will be released to VAR under certain conditions in the event that VISIGENIC is unable or unwilling to support or maintain such VISIGENIC PRODUCT in breach of this Agreement. Any source code released to VAR will be CONFIDENTIAL INFORMATION under this Agreement. Such source code may only be used by VAR for support and maintenance of its customers within the scope of this Agreement, and may not be used to create additional functionality or versions of the VISIGENIC PRODUCTS VAR will promptly deliver to VISIGENIC copies of all modifications made to the source code by VAR, and VISIGENIC will own such modifications, subject to a license under this Agreement to VAR of the same scope as that for the VISIGENIC PRODUCTS. In the event that VISIGENIC offers support to VAR, pursuant to the terms and conditions of this Agreement, and VAR accepts the offer of support subsequent to VAR becoming a beneficiary of VISIGENIC's source code escrow, if ever, VISIGENIC will offer support to VAR at no charge for a period of time equal to the amount of time VAR has been without support, in consideration of VAR's delivery to VISIGENIC of any and all modifications made to the source code by VAR. Attached hereto is Exhibit D, is the SourceFlex Software Source Code Escrow Agreement, between VISIGENIC and SourceFile, and Exhibit B, the SourceFile Form of Acknowledgment by Beneficiary. VISIGENIC will update the VISIGENIC PRODUCTS source code in escrow no less frequently than semi-annually.

     (L) INJUNCTIVE RELIEF.  In the event of a breach of this Agreement, money
         -----------------
or damages will not be an adequate remedy, and therefore, in addition to any other legal or equitable remedies, either party will be entitled to seek an injunction or other equitable relief against such breach. Notwithstanding the foregoing, in the event a RESELLER, DISTRIBUTOR or END USER is in violation of their agreement with VAR, as it relates to this Agreement, VISIGENIC will not seek injunctive relief against VAR so long a VAR is not in violation of this Agreement.

     IN WITNESS WHEREOF, VISIGENIC and VAR have caused this Agreement to he entered into by their duly authorized representatives as of the EFFECTIVE DATE written below:

                                   EFFECTIVE DATE OF THIS AGREEMENT 3-27-97.



VAR


BUSINESS OBJECTS.                        VISIGENIC SOFTWARE, INC.


/s/ Bernard Liautaud                     /s/ J. Scott Chalmers
By                                       By

Bernard Liautaud                         J. Scott Chalmers

Name(Print)                              Name (Print)

President and CEO                        VP-Worldwide Sales
Title                                    Title


Address for Notice


Business Objects Americas    Visigenic Software, Inc.
U.S. Headquarters            951 Mariner's Island Blvd., Suite 120
Attn.: Lawrence Lieberman    San Mateo, CA 94404
2870 Zanker Road             Phone: 415-286-1900
San Jose, CA 95134           Fax: 415-860464
Phone: 408-953-6000          Fax: 408-894-1509

                                   EXHIBIT A



ADDITIONAL AND/OR MODIFIED TERMS AND CONDITIONS1. VISIGENIC PRODUCT selection and definition:


A. VISIGENIC DISTRIBUTION PRODUCT(S): Check the box if the VISIGENIC DISTRIBUTION PRODUCT is to be licensed pursuant to this Agreement.

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B.  VISIGENIC DEVELOPMENT PRODUCTS:

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    with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.   VISIGENIC PRODUCT LICENSE TYPES:

     VISIGENIC PRODUCT are licensed according to one of the four license types as set forth below:

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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2.   VAR PRODUCT(s) permitted to be packaged in combination with the VISIGENIC
DISTRIBUTION PRODUCT(S), selected above, as an APPLICATION BUNDLE:

Business Objects products, either owned or licensed for sale or resale by VAR, except that in the case of an assignment pursuant to 10(d) of this Agreement, VAR PRODUCTS shall be limited to those VAR PRODUCTS in existence (Business Objects products only, does not include the assignees products) at the time of the assignment.

3.   LICENSE FEE(S):


A. VAR will pay to VISIGENIC an ANNUAL LICENSE FEE which is due on or before the EFFECTIVE DATE and on each anniversary of the EFFECTIVE DATE, in consideration for which VAR will be entitled to:
* Copy, market and distribute, packaged in combination with one or more VAR PRODUCTS as an APPLICATION BUNDLE, and unlimited number of' copies of the VISIGENIC DISTRIBUTION PRODUCT(s), however, VAR shall not be required to monitor or report the hardware systems on a machine by machine basis as is indicate in Exhibit A.I.C.4, herein.
* Copy and use internally up to the combined maximum number of VISIBROKER for C++ and VISIBROKER for JAVA VISIGENIC DEVELOPMENT PRODUCTS as is set forth below:



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    with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.   ADDITIONAL AND/OR MODIFIED TERMS AND CONDITIONS:

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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                                   EXHIBIT C


                                 PREMIUM LEVEL

                      TECHNICAL SUPPORT SERVICES AGREEMENT


1.0  General Terms and Conditions:

1. I Scope of Technical Support Agreement: Visigenic Software, Inc. (VSI) shall maintain an organization and be prepared with suitably qualified and competent personnel during normal business hours to provide knowledgeable and timely maintenance and support service in accordance with this Standard Technical Support Services Agreement. This Support Agreement covers the Visigenic software for which the customer has purchased a Technical Support Agreement. This coverage outlined in this Agreement does not include any adaptations or modifications made by the Customer to the Software unless special prior agreement has been entered into regarding such modifications or additions.

1.2 Definition of Technical Support Services: Under the Standard Technical Support Services Agreement, customers will be provided with the following technical support services:


* Telephone Support: Visigenic will provide telephone access to the Customer on an Active Support Agreement during Normal Business Hours. Normal Business Hours are between 6 a.m. to 6 p.m. (PST), Monday through Friday, excluding holidays. Telephone support is provided by Technical Support Engineers (TSE). It is the responsibility of the TSE to coordinate the resolution of problems, including the verification of any reported error, communicating with the Customer for additional information, telephone or email resolution or workaround, as applicable, and for supplying the error correction and/or update as necessary.
* Email Support: Customer may log request for support via email by directing their query to: support@visigenic.com.
* Fax Support: Customer may log request for support via fax by sending a full problem description to the published technical support fax number.
* On-Line Services: Visigenic provides access to a World Wide Web page which allows access to a knowledgebase designed to provide Customers with general information about the use and operations of Visigenic products and the ability to submit Technical Support Cases via the WWW page.
* Notice of New Product Releases: Customers will be notified when major and minor releases become available.
* Two (2) Authorized Contacts: Two (2) authorized contacts from the Customer's organization may be named at any one time. These contacts may be changed by written notice to VISIGENIC. Additional contacts may be added for an additional charge.
*    Semiannual technical reviews with members of the VISIGENIC employees.


2.0  REPORTING OF CASES TO VISIGENIC'S TECHNICAL SUPPORT DEPARTMENT

2.1 All inquires to technical support must be made by one of the Customer's authorized contacts. Technical

Support Cases will generally fall into three categories:
* Technical Assistance: Questions about product usage and installations which do not result in registration of a Product Defect or Enhancement Request.
* Product Defect: The Customer encounters a problem which is determined to be a Product Defect.


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*    Feature Enhancement Requests: Request by the Customer for a tool or feature that is not included in the current set of Visigenic products or features. Visigenic will review Customers requests for feature enhancement during normal product update cycles, however, Visigenic is under no obligation to incorporate any modifications or new features requested by Customer into any Visigenic product.

Visigenic cannot provide extended consulting services through the Technical Support organization as part of the Technical Support Agreement. Visigenic does have a consulting organization to assist Customer in project planning and programming. Visigenic reserves the right to advise Customers to use the consulting organization for additional assistance in resolving issues that fall outside the scope of Technical Support. These services would be subject to the then current Consulting fees. Customers should contact their Visigenic Sales Representative regarding availability and purchase of such services.

All case reports to Visigenic's Technical Support Department shall include the following:

     * The name and version of the Visigenic product and version number being used.
     *    Platform on which the Visigenic product is running.
     *    A general description of the operating environment.
     *    A list of all hardware components in the environment.
     *    List of operating system versions of all hardware components.
     * A reproducible test case demonstrating the problem, which is a small code sample, usually less than a hundred (100) lines, that demonstrates the specific syntax that causes the behavior being reported.
     *    All applicable error, trace and system files.
     *    Exact wording of all error messages.
     *    A full description of the problem and expected results.
     *    Any special circumstances surrounding the discovery of the error.



3.0  DEFINITIONS OF TECHNICAL SUPPORT CASE PRIORITIES:

3.1  Priority Definitions:

Visigenic will work with the Customer to assign the appropriate priority to all reported Technical Support Cases based on the following criteria:

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    with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                      [*]

3.2 Visigenic's Undertaking:

For each Technical Support Case reported by the Customer, VISIGENIC undertakes to: [*]


ACKNOWLEDGMENT TIME is the amount of time between when the Customer reports the case to VISIGENIC via phone, voicemail, email, WWW or fax, and the time that the Customer is given an identifying case number. RESPONSE TIME is the elapsed time until a technical support engineer (TSE) is assigned and actively working on the case.


3.3 Customer's Undertaking:

Before opening a Technical Support Case, the Customer undertakes to:
* Use best efforts to verify that the error is reproducible on the approved platform(s) for the Visigenic product being used.
* Appoint two Authorized Contacts from the Customer's organization for all matters relating to the Technical Support Case.
* Obtain all information necessary in accordance with the necessary information outlined above.
* Include the identifying case number in all communications with Visigenic with regard to the technical support case.

4.0 CLOSURE OF TECHNICAL SUPPORT CASES
Open Technical Support Cases will be considered to be resolved and will be closed when:


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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PRIORITY            CONDITIONS

                                      [*]

Technical support cases may be reopened at the customers request if the problem reoccurs.



5.0 FAILURE SEVERITY LEVELS AND CORRECTION GOALS


Should a failure in the Visigenic product be discovered as the result of a technical support Case, a failure identification number will be generated and the failure will be escalated to Visigenic's Engineering staff. Failures are assigned a severity level (Level 1 through 4). Each severity has associated temporary correction (workaround) and permanent fix response time goals. The severity levels for failures are defined as follows:

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                                      [*]


In order for a failure to be escalated to engineering, the customer must provide a complete test case that will allow technical support to reproduce the failure. After technical support has reproduced the failure, a failure identification number will be assigned and the severity will be determined based on the conditions outlined above. The response time goals above do not apply in situations where it is verified that the source of the failure is a third party product.


6.0 Case and Failure Escalation Procedure

The severity level for a reported failure will be determined jointly by technical support and the customer. In the case of Severity 1 failures, regular status updates will be provided to the customer and the case will be escalated by the responsible Technical Support Engineer to the Visigenic Technical Support manager.

7.0 MAINTENANCE RELEASES

Customers who are covered by an active support contract at the time of a maintenance release will be notified when major or minor maintenance releases become available. Maintenance releases fall into three types:

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    with the Securities and Exchange Commission. Confidential treatment has
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                                      [*]

Product releases are identified by way of a three part version number of the following form:

                              xx.yy.[zzzz], where



XX - major release number, may be one or two digits each

YY = minor release number, may be one or two digits each ZZZZ = incremental release number and is optionally used, may be zero to four digits

In general usage, such as in product documentation, only the major and minor fields are typically used.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                  ATTACHMENT 2



             EXPANDED DESCRIPTION OF THE VISIBROKER DEVELOPER'S KIT



FOLLOWING IS A DESCRIPTION OF THE COMPONENTS OF THE VISIBROKER DEVELOPER'S KIT FOR BOTH JAVA AND C+V

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                  ATTACHMENT 3



      EXPANDED DESCRIPTION OF THE VISIBROKER EVENT SERVICE DEVELOPER'S KIT



FOLLOWING IS A DESCRIPTION OF THE COMPONENTS OF THE VISIBROKER EVENT SERVICE DEVELOPER KIT:

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                  ATTACHMENT 4



     EXPANDED DESCRIPTION OF THE VISIBROKER NAMING SERVICE DEVELOPER'S KIT

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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